SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)          May 9, 2002
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                            RELM WIRELESS CORPORATION
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             (Exact name of registrant as specified in its charter)



                                     NEVADA
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                 (State or other jurisdiction of incorporation)



               000-07336                            59-34862971
               ---------                            -----------
        (Commission File Number)         (IRS Employer Identification No.)

                 7100 Technology Drive, West Melbourne, FL 32904
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code           (321) 984-1414
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On May 9, 2002, RELM Wireless Corporation issued a press release disclosing a $900,000 valuation reserve which will be reflected in its financial statements for the first quarter of 2002. The press release is filed as an exhibit to this report and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

(C)      EXHIBITS

      EXHIBIT
      NUMBER         DESCRIPTION
      ------         -----------
       99.1          Press Release dated May 9, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RELM WIRELESS CORPORATION

                                       By:   /s/ William P. Kelly
                                             ----------------------------------
                                             William P. Kelly
Dated:  May 9, 2002                          Executive Vice President - Finance
                                             and Chief Financial Officer

                                  Exhibit Index

      EXHIBIT
      NUMBER         DESCRIPTION
      ------         -----------
       99.1          Press Release dated May 9, 2002.